SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 25, 1999


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-39127                 13-5674085
----------------------------         ------------            ------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)



250 Vesey Street
World Financial Center, North Tower
New York, New York                                              10281
----------------------                                        ----------
(Address of Principal                                         (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 449-1000
                                                   --------------

                        Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  19.1. Servicing Certificate for the Providian Home Equity Loan Asset Backed Certificates, Series 1999-PNB1 (the "Certificates"), for the June 1999 distribution to holders of the Certificates.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                          By: /s/ Peter Cerwin
                                              ------------------------------
                                          Name:   Peter Cerwin
                                          Title:  Vice President



         Dated: June 25, 1999



                                  EXHIBIT INDEX

Exhibit No.

19.1 Servicing Certificate for the Providian Home Equity Loan Asset Backed Certificates, Series 1999-PNB1 (the "Certificates"), for the June 1999 distribution to holders of the Certificates.